Note 12 - Inventories - Inventories by Category and Impact of Using LIFO Method (Details) - USD ($) $ in Thousands	Mar. 31, 2020	Mar. 31, 2019
Finished products	$ 351,251	$ 454,920
In process	31,173	42,045
Raw materials and supplies	173,474	166,060
Total	555,898	663,025
Less excess of FIFO cost over LIFO cost	144,267	161,341
Inventories	$ 411,631	$ 501,684